UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2006

The Tube Media Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

005-79752	84-1557072
(Commission File Number)	(IRS Employer Identification No.)

1451 West Cypress Creek Road, Fort Lauderdale, Florida	33309
(Address of Principal Executive Offices)	(Zip Code)

(954) 714-8100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This document may include a number of “forward-looking statements” as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements reflect management’s current views with respect to future events and financial performance and include statements regarding management’s intent, belief or current expectations, which are based upon assumptions about future conditions that may prove to be inaccurate. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, involve risk and uncertainties, and that as a result, actual results may differ materially from those contemplated by such forward-looking statements. Such risks include, among other things, the volatile and competitive markets in which we operate, our limited operating history, our limited financial resources, our ability to manage our growth and the lack of an established trading market for our securities. When considering forward-looking statements, readers are urged to carefully review and consider the various disclosures, including risk factors and their cautionary statements, made by us in this document and in our reports filed with the Securities and Exchange Commission.

Item 1.01 Entry into a Material Definitive Agreement.

On August 14, 2006, The Tube Media Corp. (the “Company”) entered into a subscription agreement (“Subscription Agreement”) with accredited investors (“Investors”) to complete a private placement (the “Private Placement”) of $990,000 in aggregate principal amount of securities. Pursuant to the terms of the Subscription Agreement, the Company sold convertible notes in the aggregate principal amount of $990,000 (the “Notes”) and issued common stock purchase warrants to purchase an aggregate of 385,714 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an exercise price of $2.25 per share (the “Warrants”) to the Investors. The Company received cash proceeds from the issuance of the Notes of $900,000 of which $500,000 was deposited on August 14, 2006 and the remaining $400,000 was deposited on August 17, 2006. The Notes and Warrants were issued on August 17, 2006. Palladium Capital Advisors LLC acted as placement agent on this transaction.

Pursuant to the terms of the Notes, the Company is required to make a single payment of principal on December 17, 2006. Any outstanding and unpaid principal and interest due under the Notes is convertible into shares of Common Stock at a conversion price of the lesser of (i) $2.25 per share, or (ii) fifty percent of the average of the closing bid prices of the Common Stock for the five trading days preceding but not including each conversion date, from and after the occurrence of an event of default (as described below) until the Notes are paid in full. The conversion price is subject to adjustments for stock splits, stock dividends, mergers, reorganizations and asset sales. In addition, if the Company issues or sells any shares of Common Stock for a price per share that is less than the applicable conversion price of the Notes, the conversion price of the Notes will be reduced to such price. The conversion price of the Notes will also be adjusted if the Company issues, sells or grants any stock or other securities convertible into or exchangeable for Common Stock in an issuance that is not specifically exempt by the terms of the Notes. The number of shares that may be acquired by a holder of the Notes upon conversion of the principal or interest due under the Notes is limited such that the total number of shares of Common Stock beneficially owned by such holder does not exceed 4.99% (or 9.99% upon written notice to the Company by such holder) of the total number of issued and outstanding shares of Common Stock.

Upon the occurrence of an event of default, the Notes will bear interest at the rate of 15% per annum, and a holder thereof shall have the right to convert the principal and any interest due under a Note into shares of Common Stock at the conversion price, subject to adjustment as described in the immediately preceding paragraph.

An event of default under the Notes occurs upon (i) the Company’s failure to pay any installment of principal, interest or other sum due under the Notes within ten days after the due date; (ii) the Company breaching any material covenant or other material term or condition of the Subscription Agreement or the Note after a 10 day cure period, (iii) any material representation or warranty of the Company becoming false or misleading in any material respect which results in a material adverse effect on the Company; (iv) the making of any assignment for the benefit of the Company’s creditors, the appointment of a receiver or trustee for the Company or for a substantial part of its property or business or the application for, or consent to, such an appointment by the Company; (v) the entering or filing of any money judgment, writ or similar final process against the Company or any of its property or other assets for more than $1,000,000, if such final process remains unvacated, unbonded or unstayed for a period of 45 days; (vi) the institution by or against the Company of any bankruptcy, insolvency, reorganization or other liquidation proceedings under any law, or the issuance of any notice in relation to such event for the relief of debtors and the failure of such proceeding to be dismissed within 45 days in the case of proceedings instituted against the Company; (vii) the delisting of the Common Stock from the principal trading exchange or market for the Common Stock, the failure of the Company to comply with the requirements for continued listing on such market for a period of 7 consecutive trading days or the Company’s receipt of notification from such market that it is not in compliance with the conditions for continued listing on such market; (viii) the Company’s default under any one or more obligations in an aggregate monetary amount in excess of $100,000 for more than 20 days after the due date unless the Company is contesting the validity of such obligation in good faith; (ix) the issuance by the Securities and Exchange Commission (the “SEC”) or a court of a stop trade order with respect to the Common Stock or the suspension of the Common Stock from trading on its principal trading or exchange market for 5 or more consecutive trading days; (x) the Company’s failure to timely deliver Common Stock or a replacement Note to a holder of Notes; (xi) the Company’s failure to timely effect, file or have declared effective the registration of the Common Stock in connection with an event of default; (xii) the Company’s failure to reserve sufficient Common Stock for issuance upon conversion of the principal and interest due under the Notes; and (xiii) the Company’s default of a material term, covenant, warranty or undertaking of any other agreement to which the Company and the Investors are parties, or the occurrence of a material event of default under any such other agreement which is not cured after any required notice and/or cure period is given.

The Warrants may be exercised for Common Stock on or before August 17, 2011. The Warrants are exercisable for shares of Common Stock at an exercise price of $2.25 per share, subject to adjustments for reorganization, consolidation, merger, asset sales, stock splits and stock dividends, or through a “cashless exercise” provision contained in the Warrants. In addition, if the Company issues or sells any shares of Common Stock for a price per share that is less than the applicable exercise price of the Warrants, the exercise price of the Warrants will be reduced to such lower price. The exercise price of the Warrants will also be adjusted if the Company issues, sells or grants any stock or other securities convertible into or exchangeable for Common Stock in an issuance that is not specifically exempt by the terms of the Warrants. Upon an event of default under the Notes, the exercise price of the Warrants will be reduced and the number of shares of Common Stock which may be purchased by a holder thereof will be increased.

The Subscription Agreement provides that, for a period commencing 121 days after the occurrence of an event of default, but not later than 2 years after the closing of the Private Placement, upon a written request from any record holder or holders of more than 50% of the Common Stock issued and issuable upon conversion of any outstanding and unpaid principal and interest due under the Notes and outstanding Common Stock issued upon conversion of the Warrants, the Company is obligated to file a registration statement with the SEC registering 200% of the shares of Common Stock issuable upon the conversion of any of the outstanding and unpaid principal and interest due under the Notes and 133% of the shares of Common Stock issuable upon the exercise of the Warrants (such securities referred to as the registrable securities). This demand registration right may be exercised only once. In addition, if at any time the Company proposes to register any of its securities for sale to the public, the Company is obligated to include any of the registrable securities, not previously registered, in the securities to be covered by the Company’s registration statement. The Company must also file with the SEC a Form SB-2 registration statement within 45 calendar days after the occurrence of an event of default and cause the registration statement to be declared effective within 150 calendar days after such event. Pursuant to the Subscription Agreement, subject to customary exceptions, if the Company proposes to register any of its securities, the Company, upon request by the holders of registrable securities, will cause such registrable securities to be included by the proposed registration statement.

If (A) the registration statement is not filed on or before 45 calendar days after an event of default (referred to as the filing date), (B) the registration statement is not declared effective on or before 150 calendar days after the occurrence of an event of default (referred to as the effective date), (C) the registration statement is not declared effective due to the action or inaction of the Company within three (3) business days after receipt by the Company or its attorneys of a communication from the SEC that the registration statement will not be reviewed or that the SEC has no further comments, (D) the registration statement in connection with a default registration or a public sale is not filed within 60 days, or is not declared effective within 120 days, in each case, after written request for registration of the registrable securities has been made, or (E) any registration statement is filed and declared effective but thereafter ceases to be effective without being succeeded within 15 business days by an effective replacement or an amended registration statement or for a period of time which exceeds 30 days in the aggregate per year, then the Company must deliver to any holder of registrable securities covered or intended to be covered by such registration statement an amount equal to two percent (2%) of the aggregate unconverted subscription amount paid by such holder for each 30 days or part thereof that such holder’s shares of Common Stock remain unregistered.

The Subscription Agreement also provides for the mandatory redemption of the Notes at an Investor’s election upon certain circumstances. In particular, in the event (i) the Company is prohibited from issuing Common Stock upon conversion of any outstanding and unpaid principal and interest due under the Notes, (ii) the Company fails to timely deliver shares of Common Stock, or (iii) any other event of default, a change in control, or the liquidation, dissolution or winding up of the Company occurs and, in each case of (i) - (iii) above, such event continues for more than 20 days, then at the Investor’s election, the Company must pay to the Investors a sum of money determined by multiplying the outstanding principal amount of the Note designated by the Investor by 120%, together with accrued but unpaid interest thereon.

In addition, pursuant to a “buy-in” provision, if the Company fails to deliver to an Investor on the delivery date the shares of Common Stock issuable upon the conversion of outstanding and unpaid principal and interest due under a Note held by such Investor and, if after, 7 business days from the delivery date, the Investor purchases shares of Common Stock in connection with a sale by such Investor of the Common Stock which the Investor was entitled to receive upon conversion of the outstanding and unpaid principal and interest due under the Note, then the Company must pay the Investor in cash the amount by which (A) the Investor’s total purchase price for the shares of Common Stock so purchased exceeds (B) the aggregate principal and/or interest amount of the Note for which such conversion was not timely honored, together with interest thereon at a rate of 15% per annum, accruing until such amount and any accrued interest thereon is paid in full.

The Subscription Agreement prohibits the Company from issuing, entering into an agreement to issue, or modifying any existing agreement with respect to the issuance of, equity, convertible debt or other securities convertible into Common Stock or equity of the Company without the prior written consent of the Investors except in the case of certain excepted issuances. The Subscription Agreement further provides that upon an event of default, the Company will not and will not permit its subsidiaries to (i) incur additional indebtedness unless otherwise permitted under the Subscription Agreement; (ii) amend its organizational documents in a manner that would adversely affect any rights of the Investors; (iii) repay, repurchase or offer to repay, repurchase or otherwise acquire or make any dividend or distribution in respect of any of its Common Stock, preferred stock or other equity securities other than to the extent permitted or required under the Subscription Agreement, the Notes, the Warrants or an escrow agreement; (iv) prepay any financing related or other outstanding debt obligations; or (v) engage in any transactions with any officer, director, employee or any affiliate of the Company in excess of $10,000 other than (X) for payment of salary or consulting fees for services rendered, (Y) reimbursement for expenses incurred on behalf of the Company and (Z) for other employee benefits.

The Subscription Agreement provides that if, at any time while the Notes or Warrants are outstanding, the Company shall offer, issue or agree to issue any Common Stock or securities convertible into or exercisable for shares of Common Stock, other than those specifically exempt by the terms of the Subscription Agreement, at a price per share less than the conversion or exercise price, then the Company must issue additional shares to each Investor so that the average per share purchase price of the shares of Common Stock issued to the Investors is equal to such other lower price per share and the conversion and exercise price shall be automatically adjusted as provided in the Notes and Warrants.

The foregoing brief summary of the Notes, Warrants and Subscription Agreement is not intended to be complete and is qualified in its entirety by reference to the forms of the agreements and documents, which are attached hereto as Exhibits 4.1, 4.2 and 10.1. The Company expects to use a portion of the proceeds to repay recent advances made on behalf of the Company. The remainder of the proceeds will be used for payroll, taxes, interest payments, accounts payable, expenses and other working capital needs.

As previously disclosed, the Company issued 5,000 shares to Greg Cantinelli, a director, for services.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the disclosure above under Item 1.01 which is incorporated herein.

Item 3.02 Unregistered Sales of Equity Securities.

On August 14, 2006, the Company entered into a subscription agreement for the sale of convertible notes in the aggregate principal amount of $990,000 and the issuance of common stock purchase warrants to purchase 385,714 shares of Common Stock. The Notes and Warrants were issued by the Company to the Investors on August 17, 2006. The terms of the Notes and Warrants are described above in Item 1.01 which are incorporated herein. The Company granted registration rights for 200% of the shares of Common Stock issuable upon the conversion of any of the outstanding and unpaid principal and interest due under the Notes and 133% of the shares of Common Stock issuable upon the exercise of the Warrants.

The Company maintains that the issuance of these securities is exempt under the Securities Act of 1933, as amended, in reliance upon the provisions of Section 4(2), Section 4(6) and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

4.1	Form of Convertible Notes, dated August 17, 2006, issued by The Tube Media Corp.
4.2	Form of Common Stock Purchase Warrants, dated August 17, 2006, issued by The Tube Media Corp.
10.1	Subscription Agreement, dated as of August 14, 2006, by and between The Tube Media Corp. and the investors listed on the signature pages thereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 18, 2006	THE TUBE MEDIA CORP.

	By:	/s/ Celestine F. Spoden
Name: Celestine F. Spoden
Title: Chief Financial Officer

Exhibits

4.1	Form of Convertible Notes, dated August 17, 2006, issued by The Tube Media Corp.
4.2	Form of Common Stock Purchase Warrants, dated August 17, 2006, issued by The Tube Media Corp.
10.1	Subscription Agreement, dated as of August 14, 2006, by and between The Tube Media Corp. and the investors listed on the signature pages thereto.